UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) On February 18, 2009, Robert E. Sulentic was appointed as the Company’s Chief Financial Officer and President – Development Services, effective as of March 3, 2009. Effective February 17, 2009, Mr. Sulentic resigned from the Company’s board of directors. Mr. Sulentic resigned from the board of directors as a result of a new board policy regarding eligibility of the holder of certain officer positions to serve on the board of directors.

Mr. Sulentic previously served as our Group President – Development Services, Asia Pacific and Europe, Middle East and Africa, and had been a member of the Company’s board of directors since December 2006. Prior to that, he was a director of Trammell Crow Company from December 1997 through December 2006 and served as its Chairman of the board from May 2002 through December 2006. Mr. Sulentic was President and Chief Executive Officer of Trammell Crow Company from October 2000 through December 2006 and prior to that served as its Executive Vice President and Chief Financial Officer from September 1998 to October 2000. Mr. Sulentic is also a member of the board of directors of Staples, Inc. He holds a B.A. degree from Iowa State University and an M.B.A. from Harvard Business School.

Gil Borok, who has been serving as the Company’s interim Chief Financial Officer, will resume his duties as the Company’s Executive Vice President – Chief Accounting Officer and will also take on the additional role of Chief Financial Officer of the Company’s Americas business.

A copy of the Company’s press release announcing Mr. Sulentic’s appointment as Chief Financial Officer is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued by the Company on February 18, 2009 announcing the appointment of Robert E. Sulentic as Chief Financial Officer and President – Development Services.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

Date: February 18, 2009	By:	/s/ LAURENCE H. MIDLER
Laurence H. Midler Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on February 18, 2009 announcing the appointment of Robert E. Sulentic as Chief Financial Officer and President – Development Services.